UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2023

FIVE STAR BANCORP
(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670
(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 21, 2023, the Board of Directors of Five Star Bancorp (the “Company”) approved the Company’s Second Amended and Restated Bylaws (the “Bylaws”). The Bylaws were amended to reflect the requirements of the United States Securities and Exchange Commission relating to the use of universal proxy cards in contested director elections, along with certain other technical changes related thereto.

The Bylaws require shareholders of the Company to provide a notice of intention to solicit proxies in support of director nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to deliver a proxy statement to the percentage of capital stock required to elect the nominee. The Company may also require the shareholders to furnish supplemental information reasonably requested by the Company and reasonable evidence that such shareholders have met the requirements of Rule 14a-19(a)(3) under the Exchange Act. The Company will also be permitted to disregard proxies or votes solicited for such shareholders’ nominees if such shareholders fail to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act.

The foregoing summary is not, nor is it intended to be, a complete or comprehensive summary of all of the changes to the Bylaws, and it is qualified in its entirety by the full text of the Bylaws, a copy of which is being filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Number	Description
3.1	Second Amended and Restated Bylaws of Five Star Bancorp
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather C. Luck
Name: Heather C. Luck
Title: Senior Vice President and Chief Financial Officer

Date: December 26, 2023